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                                                                EXHIBIT (13)(B)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AIG LIFE INSURANCE COMPANY serves as Depositor and NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA. serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

             Registrant Name                File No.
             ---------------                ----------------------
             Variable Account I             333-102139 / 811-05301
                                            333-49128 / 811-05301
                                            333-117376 / 811-05301
                                            333-108725 / 811-05301
                                            333-105763 / 811-05301
                                            333-36260 / 811-05301

             Variable Account II            333-34199 / 811-04867

MERTON BERNARD AIDINOFF
-----------------------------            Director             October 21, 2005
MERTON BERNARD AIDINOFF

CHARLES H. DANGELO
-----------------------------            Director             October 21, 2005
CHARLES H. DANGELO

JOHN QUINLAN DOYLE
-----------------------------     Director and President       June 19, 2006
JOHN QUINLAN DOYLE

NEIL ANTHONY FAULKNER
-----------------------------            Director              June 19, 2006
NEIL ANTHONY FAULKNER

DAVID NEIL FIELDS
-----------------------------            Director              June 19, 2006
DAVID NEIL FIELDS

DAVID LAWRENCE HERZOG
-----------------------------            Director             October 21, 2005
DAVID LAWRENCE HERZOG

ROBERT EDWARD LEWIS
-----------------------------            Director             October 21, 2005
ROBERT EDWARD LEWIS

KRISTIAN PHILIP MOOR
-----------------------------      Director and Chairman      October 21, 2005
KRISTIAN PHILIP MOOR

WIN JAY NEUGER
-----------------------------            Director             October 21, 2005
WIN JAY NEUGER

ROBERT S. SCHIMEK
-----------------------------      Director, Senior Vice      October 21, 2005
ROBERT S. SCHIMEK                 President and Treasurer

NICHOLAS SHAW TYLER
-----------------------------            Director             October 21, 2005
NICHOLAS SHAW TYLER

NICHOLAS CHARLES WALSH
-----------------------------            Director             October 21, 2005
NICHOLAS CHARLES WALSH